Exhibit 99.1

Banc of California Reports Second Quarter 2018 Earnings

SANTA ANA, Calif., (July 26, 2018) – Banc of California, Inc. (NYSE: BANC) today reported net income available to common stockholders of $9.7 million, for the second quarter of 2018, resulting in diluted earnings per common share of $0.18 for the quarter.

Highlights for the second quarter included:

•	Strong Core Deposit Growth: Core deposits grew by $357 million allowing for the reduction of brokered deposits by $332 million and the reduction of FHLB advances by $100 million.

•	Organic Loan Growth: Held for investment loans increased by $105 million during the quarter to $7.0 billion. Annualized growth in the portfolio is 11% for the first half of 2018.

o	Gross loan commitment originations totaled $765 million for the second quarter at an average production yield of 5.05%.

•

Continuation of Balance Sheet Re-Mix: Reduced securities by $127 million, or 5%, driven by the continued reduction of Collateralized Loan Obligations (“CLO”). Additionally, the Company completed the sale of mortgage servicing rights (“MSRs”) totaling $3 million.

•	Bolstered Talent: Added key leadership talent in Jim Hazboun as Chief Human Resources Officer.

•

Disciplined Expense Management: Second quarter noninterest expense totaled $62.5 million. Previously announced expense reduction initiative expected to reduce noninterest expense by approximately $15 million annually.

•

Strong Credit Performance: Non-performing assets of 0.22% and total delinquencies declined to 0.38%. Net charge-offs totaled $738,000 and included $372,000 related to the sale of a performing loan. The ALLL / total loan ratio was 0.81% at quarter end, up from 0.79% at the prior quarter end and up from 0.71% a year ago.

•	Strong Capital Ratios: Common equity tier 1 capital ratio of 9.90%, compared to 9.83% a year ago.

The Company’s second quarter reported financial results included $6.9 million of legal and professional fees partially offset by a $5.4 million insurance recovery related to ongoing indemnification expense, a $4.0 million restructuring expense and $900,000 of other expense. The aggregate impact of these items resulted in $6.4 million of net, nonrecurring expenses for the quarter.

“We continue to be very focused on our strategic plan and the second quarter saw yet more progress,” said Doug Bowers, President and Chief Executive Officer of Banc of California. “We are seeing early signs of core deposit growth with balances increasing $357 million for the quarter or 25% annualized. Alongside varying key metrics, we remain committed to achieving operational efficiencies as noninterest expense, excluding non-recurring items, once again declined. Credit quality also remained very strong with non-performing assets to total assets at 0.22%.”

The Company will host a conference call to discuss its second quarter 2018 financial results at 7:00 a.m. Pacific Time (PT) on Thursday, July 26, 2018. Interested parties are welcome to attend the conference call by dialing 888-317-6003, and referencing event code 7007407. A live audio webcast will also be available and the webcast link will be posted on the Company’s Investor Relations website at www.bancofcal.com/investor. The slide presentation for the call will also be available on the Company’s Investor Relations website prior to the call.

About Banc of California, Inc.

Banc of California, Inc. (NYSE: BANC) provides comprehensive banking services to California’s diverse businesses, entrepreneurs and communities. Banc of California operates 34 offices in California.

3 MacArthur Place • Santa Ana, CA 92707 • (949) 236-5250 • www.bancofcal.com

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are necessarily subject to risk and uncertainty and actual results could differ materially from those anticipated due to various factors, including those set forth from time to time in the documents filed or furnished by Banc of California, Inc. with the Securities and Exchange Commission. You should not place undue reliance on forward-looking statements and Banc of California, Inc. undertakes no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Source: Banc of California, Inc.

INVESTOR RELATIONS INQUIRIES:	MEDIA INQUIRIES:
Banc of California, Inc.	Abernathy MacGregor
John A. Bogler, (949) 236-5400	Ian Campbell / James Bourne / Sarah Dhanaphatana, (213) 630-6550 idc@abmac.com / jab@abmac.com / skd@abmac.com

Banc of California, Inc.

Consolidated Statements of Financial Condition

(Dollars in thousands)

(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
	2018	2018	2017	2017	2017
ASSETS
Cash and cash equivalents	$385,691	$346,704	$387,699	$611,826	$511,190
Time deposits in financial institutions	—	—	—	1,000	1,000
Securities available-for-sale	2,297,124	2,424,593	2,575,469	2,755,664	2,915,103
Loans held-for-sale	13,753	20,180	67,069	50,130	278,824
Loans and leases receivable	7,036,004	6,930,507	6,659,407	6,226,897	5,956,337
Allowance for loan and lease losses	(56,678)	(54,763)	(49,333)	(45,072)	(42,385)
Federal Home Loan Bank and other bank stock	75,737	82,715	75,654	67,063	63,438
Servicing rights, net	3,869	6,739	33,708	40,448	43,834
Other real estate owned, net	710	1,024	1,796	3,682	3,267
Premises and equipment, net	135,478	135,198	135,699	139,326	143,398
Investments in alternative energy partnerships, net	44,806	48,344	48,826	43,817	37,605
Goodwill	37,144	37,144	37,144	37,144	37,144
Other intangible assets, net	7,683	8,510	9,353	10,219	11,135
Deferred income tax, net	42,334	43,192	31,074	23,333	9,499
Income tax receivable	7,995	10,126	8,739	7,699	14,984
Bank owned life insurance investment	105,917	105,384	104,851	104,292	103,709
Other assets	155,298	153,834	161,797	142,985	113,534
Assets of discontinued operations	26,415	29,888	38,900	59,575	164,152

Total assets	$10,319,280	$10,329,319	$10,327,852	$10,280,028	$10,365,768

LIABILITIES AND STOCKHOLDERS’ EQUITY
Noninterest-bearing deposits	$1,005,032	$1,039,116	$1,071,608	$1,075,782	$1,138,095
Interest-bearing deposits	6,130,762	6,071,049	6,221,295	6,327,811	6,906,816

Total deposits	7,135,794	7,110,165	7,292,903	7,403,593	8,044,911
Advances from Federal Home Loan Bank	1,805,000	1,905,000	1,695,000	1,470,000	870,000
Securities sold under repurchase agreements	—	—	—	36,520	53,242
Notes payable, net	173,017	172,966	172,941	172,865	172,790
Reserve for loss on repurchased loans	3,149	3,426	6,306	6,173	8,028
Due on unsettled securities purchases	132,546	59,000	—	54,500	116,090
Accrued expenses and other liabilities	81,086	84,997	140,575	109,969	77,186
Liabilities of discontinued operations	—	9	7,819	12,500	17,229

Total liabilities	9,330,592	9,335,563	9,315,544	9,266,120	9,359,476
Commitments and contingent liabilities
Preferred stock	269,071	269,071	269,071	269,071	269,071
Common stock	517	517	517	542	540
Common stock, class B non-voting non-convertible	4	5	5	4	4
Additional paid-in capital	623,372	623,483	621,435	619,849	616,251
Retained earnings	143,880	141,008	144,839	145,420	140,331
Treasury stock	(28,786)	(28,786)	(28,786)	(28,786)	(28,786)
Accumulated other comprehensive income/(loss), net	(19,370)	(11,542)	5,227	7,808	8,881

Total stockholders’ equity	988,688	993,756	1,012,308	1,013,908	1,006,292

Total liabilities and stockholders’ equity	$10,319,280	$10,329,319	$10,327,852	$10,280,028	$10,365,768

Banc of California, Inc.

Consolidated Statements of Operations

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2018	2018	2017	2017	2017	2018	2017
Interest and dividend income
Loans, including fees	$81,307	$74,912	$71,695	$70,208	$69,661	$156,219	$139,168
Securities	21,455	21,631	23,170	24,337	24,996	43,086	52,235
Other interest-earning assets	2,423	2,164	2,292	2,206	1,783	4,587	3,879

Total interest and dividend income	105,185	98,707	97,157	96,751	96,440	203,892	195,282
Interest expense
Deposits	20,315	16,795	16,044	15,468	14,942	37,110	28,902
Federal Home Loan Bank advances	9,539	7,392	5,402	3,352	2,774	16,931	4,197
Securities sold under repurchase agreements	211	750	194	500	180	961	186
Notes payable and other interest-bearing liabilities	2,356	2,332	2,344	2,395	3,044	4,688	6,016

Total interest expense	32,421	27,269	23,984	21,715	20,940	59,690	39,301

Net interest income	72,764	71,438	73,173	75,036	75,500	144,202	155,981
Provision for loan and lease losses	2,653	19,499	5,052	3,561	2,503	22,152	5,086

Net interest income after provision for loan and lease losses	70,111	51,939	68,121	71,475	72,997	122,050	150,895
Noninterest income
Customer service fees	1,491	1,592	1,624	1,576	1,669	3,083	3,292
Loan servicing income (loss)	948	2,311	(2,416)	553	132	3,259	2,888
Net gain on sale of securities available for sale	278	5,241	2,688	7,625	1,099	5,519	4,455
Net gain (loss) on sale of loans	821	(41)	1,205	5,735	983	780	5,002
All other income	4,523	(521)	2,594	2,876	1,824	4,002	4,973

Total noninterest income	8,061	8,582	5,695	18,365	5,707	16,643	20,610
Noninterest expense
Salaries and employee benefits	29,440	31,115	33,146	30,216	33,348	60,555	65,791
Occupancy and equipment	7,883	7,687	9,565	10,085	9,776	15,570	20,444
Professional fees	6,303	9,177	7,853	7,697	11,794	15,480	26,867
Data processing	1,678	1,656	1,562	1,901	2,246	3,334	4,425
Advertising	2,864	3,277	1,420	1,051	1,117	6,141	2,842
Regulatory assessments	2,196	2,092	2,174	2,350	1,140	4,288	3,581
Reversal of provision for loan repurchases	(218)	(1,788)	(335)	(749)	(403)	(2,006)	(728)
Amortization of intangible assets	827	843	866	916	1,056	1,670	2,146
Restructuring expense	3,983	—	(43)	—	82	3,983	5,369
All other expenses	5,775	5,775	6,179	13,856	6,402	11,550	17,035

Total noninterest expense excluding (gain) loss on investments in alternative energy partnerships	60,731	59,834	62,387	67,323	66,558	120,565	147,772
(Gain) loss on investments in alternative energy partnerships	1,808	(34)	3,995	8,348	9,761	1,774	18,443

Total noninterest expense	62,539	59,800	66,382	75,671	76,319	122,339	166,215

Income from continuing operations before income taxes	15,633	721	7,434	14,169	2,385	16,354	5,290
Income tax expense (benefit)	1,779	(6,353)	(3,418)	(3,939)	(12,753)	(4,574)	(19,224)

Income from continuing operations	13,854	7,074	10,852	18,108	15,138	20,928	24,514

Income (loss) from discontinued operations before income taxes	1,281	2,044	765	(1,958)	(4,991)	3,325	8,357
Income tax expense (benefit)	355	560	315	(799)	(2,110)	915	3,413

Income (loss) from discontinued operations	926	1,484	450	(1,159)	(2,881)	2,410	4,944

Net income	14,780	8,558	11,302	16,949	12,257	23,338	29,458
Preferred stock dividends	5,113	5,113	5,113	5,112	5,113	10,226	10,226

Net income available to common stockholders	$9,667	$3,445	$6,189	$11,837	$7,144	$13,112	$19,232

Basic earnings per total common share
Income from continuing operations	$0.17	$0.03	$0.11	$0.25	$0.20	$0.20	$0.27
Income (loss) from discontinued operations	0.02	0.03	0.01	(0.02)	(0.06)	0.05	0.10

Net income	$0.19	$0.06	$0.12	$0.23	$0.14	$0.25	$0.37

Diluted earnings per total common share
Income from continuing operations	$0.16	$0.03	$0.11	$0.25	$0.20	$0.20	$0.27
Income (loss) from discontinued operations	0.02	0.03	0.01	(0.02)	(0.06)	0.05	0.10

Net income	$0.18	$0.06	$0.12	$0.23	$0.14	$0.25	$0.37

Weighted average number of shares outstanding
Basic	50,593,429	50,590,545	50,532,544	50,362,314	50,289,590	50,591,995	50,058,540
Diluted	50,919,091	50,925,530	50,943,165	50,933,358	50,942,324	50,900,887	50,736,098
Dividends declared per common share	$0.13	$0.13	$0.13	$0.13	$0.13	$0.26	$0.26

Banc of California, Inc.

Reconciliation of Consolidated Statements of Operations between Continuing and Discontinued Operations

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended June 30, 2018			Six Months Ended June 30, 2018
	Continuing	Discontinued	Consolidated	Continuing	Discontinued	Consolidated
	Operations	Operations	Operations	Operations	Operations	Operations
Interest and dividend income	$105,185	$189	$105,374	$203,892	$375	$204,267
Interest expense	32,421	—	32,421	59,690	—	59,690

Net interest income	72,764	189	72,953	144,202	375	144,577
Provision for loan and lease losses	2,653	—	2,653	22,152	—	22,152

Net interest income after provision for loan and lease losses	70,111	189	70,300	122,050	375	122,425
Noninterest income
Customer service fees	1,491	—	1,491	3,083	—	3,083
Loan servicing income	948	—	948	3,259	—	3,259
Net gain on sale of securities available for sale	278	—	278	5,519	—	5,519
Net gain on sale of loans	821	—	821	780	—	780
Mortgage banking income	—	56	56	—	288	288
Gain on disposal of discontinued operations	—	272	272	—	1,275	1,275
All other income	4,523	779	5,302	4,002	1,414	5,416

Total noninterest income	8,061	1,107	9,168	16,643	2,977	19,620
Noninterest expense
Salaries and employee benefits	29,440	6	29,446	60,555	15	60,570
Occupancy and equipment	7,883	—	7,883	15,570	—	15,570
Professional fees	6,303	—	6,303	15,480	—	15,480
Data processing	1,678	—	1,678	3,334	—	3,334
Advertising	2,864	—	2,864	6,141	—	6,141
Regulatory assessments	2,196	—	2,196	4,288	—	4,288
Reversal for loan repurchases	(218)	—	(218)	(2,006)	—	(2,006)
Loss on investments in alternative energy partnerships	1,808	—	1,808	1,774	—	1,774
Amortization of intangible assets	827	—	827	1,670	—	1,670
Restructuring expense	3,983	—	3,983	3,983	—	3,983
All other expenses	5,775	9	5,784	11,550	12	11,562

Total noninterest expense	62,539	15	62,554	122,339	27	122,366

Income before income taxes	15,633	1,281	16,914	16,354	3,325	19,679
Income tax (benefit) expense	1,779	355	2,134	(4,574)	915	(3,659)

Net income	$13,854	$926	$14,780	$20,928	$2,410	$23,338

Banc of California, Inc.

Selected Financial Data

(Dollars in thousands)

(Unaudited)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2018	2018	2017	2017	2017	2018	2017
Profitability and other ratios of consolidated operations
Return on average assets (1)	0.58%	0.34%	0.44%	0.67%	0.46%	0.46%	0.54%
Return on average equity (1)	5.92%	3.40%	4.42%	6.69%	4.85%	4.66%	5.89%
Return on average tangible common equity (2)	6.03%	2.37%	3.84%	7.16%	4.51%	4.18%	6.11%
Dividend payout ratio (3)	68.42%	216.67%	108.33%	56.52%	92.86%	104.00%	70.27%
Net interest spread	2.75%	2.74%	2.79%	2.92%	2.90%	2.74%	2.97%
Net interest margin (1)	3.01%	2.98%	3.01%	3.15%	3.09%	3.00%	3.14%
Noninterest income to total revenue (4)	11.16%	12.73%	8.07%	19.86%	20.20%	11.95%	32.92%
Noninterest income to average total assets (1)	0.36%	0.41%	0.25%	0.74%	0.74%	0.39%	1.47%
Noninterest expense to average total assets (1)	2.45%	2.36%	2.59%	3.10%	3.68%	2.41%	4.11%
Efficiency ratio (5)	76.17%	72.87%	83.37%	83.36%	100.10%	74.52%	92.25%
Adjusted efficiency ratio including the pre-tax effect of investments in alternative energy partnerships (2) , (5)	73.50%	65.70%	75.46%	72.49%	80.51%	69.41%	79.51%
Average held-for-investment loans and leases to average deposits	98.63%	94.87%	86.09%	77.33%	73.54%	96.77%	70.85%
Average investment securities to average total assets	22.27%	24.60%	26.10%	27.64%	28.09%	23.43%	29.15%
Average stockholders’ equity to average total assets	9.78%	9.94%	9.98%	9.95%	9.48%	9.86%	9.21%
Allowance for loan and lease losses (ALLL)
Balance at beginning of period	$54,763	$49,333	$45,072	$42,385	$42,736	$49,333	$40,444
Loans and leases charged off	(950)	(14,639)	(1,367)	(959)	(2,898)	(15,589)	(3,255)
Recoveries	212	570	576	85	44	782	110
Provision for loan and lease losses	2,653	19,499	5,052	3,561	2,503	22,152	5,086

Balance at end of period	$56,678	$54,763	$49,333	$45,072	$42,385	$56,678	$42,385

Annualized net loan charge-offs to average total loans and leases held-for-investment	0.04%	0.84%	0.05%	0.06%	0.19%	0.43%	0.10%
Reserve for loss on repurchased loans
Balance at beginning of period	$3,426	$6,306	$6,173	$8,028	$8,118	$6,306	$7,974
Provision (reversal) for loan repurchases	(165)	(1,786)	(326)	(651)	270	(1,951)	787
Utilization of reserve for loan repurchases	(112)	(1,094)	(301)	(1,204)	(360)	(1,206)	(733)
Other adjustments	—	—	760	—	—	—	—

Balance at end of period	$3,149	$3,426	$6,306	$6,173	$8,028	$3,149	$8,028

(1)	Ratios are presented on an annualized basis.
(2)	The ratios are determined by methods other than in accordance with U.S. generally accepted accounting principles (GAAP).

See Non-GAAP measures section for reconciliation of the calculation.

(3)	The ratio is calculated by dividing dividends declared per common share by basic earnings per share.
(4)	Total revenue is equal to the sum of net interest income before provision for loan and lease losses and noninterest income.
(5)	The ratios are calculated by dividing noninterest expense by the sum of net interest income before provision for loan and lease losses and noninterest income.

Banc of California, Inc.

Selected Financial Data, Continued

(Dollars in thousands)

(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
	2018	2018	2017	2017	2017
Asset quality information and ratios
Delinquent loans and leases held-for-investment 30 to 89 days delinquent, excluding purchased credit impaired (PCI) loans	$15,097	$31,936	$32,087	$20,286	$23,305
90+ days delinquent, excluding PCI loans	11,453	11,526	9,542	11,150	6,508

Total delinquent loans, excluding PCI loans	26,550	43,462	41,629	31,436	29,813

PCI loans, 30 to 89 days delinquent	—	—	—	—	343
PCI loans, 90+ days delinquent	—	—	—	—	807

Total delinquent PCI loans	—	—	—	—	1,150

Total delinquent loans	$26,550	$43,462	$41,629	$31,436	$30,963

Total delinquent non-PCI loans to total non-PCI loans	0.38%	0.63%	0.63%	0.50%	0.50%
Total delinquent loans and leases to total loans and leases	0.38%	0.63%	0.63%	0.50%	0.52%
Non-performing assets, excluding loans held-for-sale
Non-performing loans and leases, excluding PCI loans	$22,290	$21,220	$19,382	$12,275	$9,064
90+ days delinquent and still accruing loans and leases, excluding PCI loans	—	—	—	—	—
Other real estate owned	710	1,024	1,796	3,682	3,267

Non-performing assets	$23,000	$22,244	$21,178	$15,957	$12,331

ALLL to non-performing loans and leases	254.28%	258.07%	254.53%	367.19%	467.62%
Non-performing loans and leases to total loans and leases	0.32%	0.31%	0.29%	0.20%	0.15%
Non-performing assets to total assets	0.22%	0.22%	0.21%	0.16%	0.12%
Troubled debt restructurings (TDRs)
Performing TDRs	$5,648	$5,787	$5,646	$5,668	$4,579
Non-performing TDRs	2,701	2,632	2,675	—	1,125

Total TDRs	$8,349	$8,419	$8,321	$5,668	$5,704

Loans and leases and ALLL by loan origination type
Loan and lease breakdown by origination type
Originated loans and leases	$6,446,127	$6,295,843	$5,988,101	$5,488,018	$5,159,823
Acquired loans not impaired at acquisition	589,877	634,664	671,306	738,879	792,213
Acquired with deteriorated credit quality	—	—	—	—	4,301

Total loans and leases	$7,036,004	$6,930,507	$6,659,407	$6,226,897	$5,956,337

ALLL breakdown by origination type
Originated loans and leases	$55,534	$53,605	$48,110	$43,723	$41,090
Acquired loans not impaired at acquisition	1,144	1,158	1,223	1,349	1,271
Acquired with deteriorated credit quality	—	—	—	—	24

Total ALLL	$56,678	$54,763	$49,333	$45,072	$42,385

Discount on Purchased/Acquired Loans
Acquired loans not impaired at acquisition	$12,932	$14,255	$14,943	$15,983	$15,446
Acquired with deteriorated credit quality	—	—	—	—	1,754

Total Discount	$12,932	$14,255	$14,943	$15,983	$17,200

Percentage of ALLL to:
Originated loans and leases	0.86%	0.85%	0.80%	0.80%	0.80%
Originated loans and leases and acquired loans not impaired at acquisition	0.81%	0.79%	0.74%	0.72%	0.71%
Total loans and leases	0.81%	0.79%	0.74%	0.72%	0.71%

Banc of California, Inc.

Selected Financial Data, Continued

(Dollars in thousands)

(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
	2018	2018	2017	2017	2017
Composition of held-for-investment loans and leases
Commercial real estate	$793,855	$773,193	$717,415	$713,120	$716,771
Multifamily	1,959,965	1,944,082	1,816,141	1,617,890	1,545,888
Construction	211,110	200,766	182,960	176,397	156,246
Commercial and industrial	1,742,559	1,638,559	1,701,951	1,602,805	1,560,916
SBA	78,092	79,022	78,699	78,604	77,254
Lease financing	—	3	13	91	173

Total commercial loans	4,785,581	4,635,625	4,497,179	4,188,907	4,057,248

Single family residential mortgage	2,174,183	2,201,358	2,055,649	1,920,310	1,778,536
Other consumer	76,240	93,524	106,579	117,680	120,553

Total consumer loans	2,250,423	2,294,882	2,162,228	2,037,990	1,899,089

Total gross loans and leases	$7,036,004	$6,930,507	$6,659,407	$6,226,897	$5,956,337

Composition percentage of held-for-investment loans and leases
Commercial real estate	11.3%	11.2%	10.8%	11.5%	12.0%
Multifamily	27.9%	28.1%	27.3%	26.0%	26.0%
Construction	3.0%	2.9%	2.7%	2.8%	2.6%
Commercial and industrial	24.8%	23.6%	25.5%	25.7%	26.2%
SBA	1.1%	1.1%	1.2%	1.3%	1.3%
Lease financing	0.0%	0.0%	0.0%	0.0%	0.0%

Total commercial loans	68.1%	66.9%	67.5%	67.3%	68.1%

Single family residential mortgage	30.9%	31.8%	30.9%	30.8%	29.9%
Other consumer	1.0%	1.3%	1.6%	1.9%	2.0%

Total consumer loans	31.9%	33.1%	32.5%	32.7%	31.9%

Total gross loans and leases	100.0%	100.0%	100.0%	100.0%	100.0%

Composition of deposits
Noninterest-bearing checking	$1,005,032	$1,039,116	$1,071,608	$1,075,782	$1,138,095
Interest-bearing checking	1,778,400	1,864,629	2,089,016	2,011,943	2,058,130
Money market	1,136,335	1,091,735	1,146,859	1,728,937	2,265,380
Savings	1,175,275	1,051,267	1,059,628	945,699	985,001
Certificates of deposit	2,040,752	2,063,418	1,925,792	1,641,232	1,598,305

Total deposits	$7,135,794	$7,110,165	$7,292,903	$7,403,593	$8,044,911

Composition percentage of deposits
Noninterest-bearing checking	14.1%	14.6%	14.7%	14.5%	14.1%
Interest-bearing checking	24.9%	26.2%	28.7%	27.2%	25.6%
Money market	15.9%	15.4%	15.7%	23.3%	28.2%
Savings	16.5%	14.8%	14.5%	12.8%	12.2%
Certificates of deposit	28.6%	29.0%	26.4%	22.2%	19.9%

Total deposits	100.0%	100.0%	100.0%	100.0%	100.0%

Capital Ratios
Banc of California, Inc.
Total risk-based capital ratio	14.71%	14.60%	14.56%	14.48%	14.39%
Tier 1 risk-based capital ratio	13.83%	13.74%	13.79%	13.77%	13.72%
Common equity tier 1 capital ratio	9.90%	9.80%	9.92%	9.91%	9.83%
Tier 1 leverage ratio	9.30%	9.21%	9.39%	9.55%	8.93%
Banc of California, NA
Total risk-based capital ratio	16.63%	16.53%	16.56%	16.39%	16.13%
Tier 1 risk-based capital ratio	15.74%	15.67%	15.78%	15.68%	15.45%
Common equity tier 1 capital ratio	15.74%	15.67%	15.78%	15.68%	15.45%
Tier 1 leverage ratio	10.58%	10.50%	10.67%	10.88%	10.05%

Banc of California, Inc.

Average Balance, Average Yield Earned, and Average Cost Paid

(Dollars in thousands)

(Unaudited)

	Three Months Ended
	June 30, 2018			March 31, 2018			December 31, 2017
	Average		Yield	Average		Yield	Average		Yield
	Balance	Interest	/ Cost	Balance	Interest	/ Cost	Balance	Interest	/ Cost
Interest earning assets
Loans held-for-sale (1)	$54,791	$328	2.40%	$97,095	$297	1.24%	$127,139	$363	1.13%
SFR mortgage	2,223,608	22,790	4.11%	2,122,666	21,352	4.08%	1,957,754	19,487	3.95%
Seasoned SFR mortgage loan pools	—	—	—	—	—	—	—	—	—
Commercial real estate, multifamily, and construction	2,989,014	33,736	4.53%	2,856,290	31,439	4.46%	2,613,940	29,696	4.51%
Commercial and industrial, SBA, and lease financing	1,707,478	23,664	5.56%	1,625,549	20,850	5.20%	1,630,886	20,989	5.11%
Other consumer	80,188	978	4.89%	103,676	1,160	4.54%	107,664	1,233	4.54%

Gross loans and leases	7,055,079	81,496	4.63%	6,805,276	75,098	4.48%	6,437,383	71,768	4.42%
Securities	2,279,416	21,455	3.78%	2,525,220	21,631	3.47%	2,653,838	23,170	3.46%
Other interest-earning assets	392,342	2,423	2.48%	407,064	2,164	2.16%	548,171	2,292	1.66%

Total interest-earning assets	9,726,837	105,374	4.35%	9,737,560	98,893	4.12%	9,639,392	97,230	4.00%
Allowance for loan and lease losses	(54,903)			(49,257)			(45,681)
BOLI and non-interest earning assets	565,224			574,930			572,692

Total assets	$10,237,158			$10,263,233			$10,166,403

Interest-bearing liabilities
Savings	$1,055,693	3,886	1.48%	$1,055,338	3,300	1.27%	$1,019,659	2,947	1.15%
Interest-bearing checking	1,822,856	4,182	0.92%	1,976,160	4,108	0.84%	2,082,677	4,267	0.81%
Money market	1,134,280	3,689	1.30%	1,076,117	2,834	1.07%	1,294,537	3,262	1.00%
Certificates of deposit	2,079,932	8,558	1.65%	1,906,556	6,553	1.39%	1,822,010	5,568	1.21%

Total interest-bearing deposits	6,092,761	20,315	1.34%	6,014,171	16,795	1.13%	6,218,883	16,044	1.02%
FHLB advances	1,827,307	9,539	2.09%	1,711,089	7,392	1.75%	1,448,326	5,402	1.48%
Securities sold under repurchase agreements	29,907	211	2.83%	119,543	750	2.54%	33,513	194	2.30%
Long-term debt and other interest-bearing liabilities	174,296	2,356	5.42%	174,424	2,332	5.42%	174,066	2,344	5.34%

Total interest-bearing liabilities	8,124,271	32,421	1.60%	8,019,227	27,269	1.38%	7,874,788	23,984	1.21%
Noninterest-bearing deposits	1,004,502			1,056,700			1,110,815
Non-interest-bearing liabilities	107,529			167,345			166,432

Total liabilities	9,236,302			9,243,272			9,152,035
Total stockholders’ equity	1,000,856			1,019,961			1,014,368

Total liabilities and stockholders’ equity	$10,237,158			$10,263,233			$10,166,403

Net interest income/spread		$72,953	2.75%		$71,624	2.74%		$73,246	2.79%

Net interest margin			3.01%			2.98%			3.01%
Ratio of interest-earning assets to interest-bearing liabilities	119.73%			121.43%			122.41%
Total deposits	$7,097,263	$20,315	1.15%	$7,070,871	$16,795	0.96%	$7,329,698	$16,044	0.87%
Total funding (2)	$9,128,773	$32,421	1.42%	$9,075,927	$27,269	1.22%	$8,985,603	$23,984	1.06%

(1)	Includes loans held-for-sale of discontinued operations
(2)

Total funding is the sum of interest-bearing liabilities and noninterest-bearing deposits. The cost of total funding is calculated as annualized total interest expense divided by average total funding.

Banc of California, Inc.

Average Balance, Average Yield Earned, and Average Cost Paid, Continued

(Dollars in thousands)

(Unaudited)

	Three Months Ended
	September 30, 2017			June 30, 2017
	Average		Yield/	Average		Yield/
	Balance	Interest	Cost	Balance	Interest	Cost
Interest earning assets
Loans held-for-sale (1)	$246,675	$2,319	3.73%	$575,669	$4,876	3.40%
SFR mortgage	1,775,443	17,435	3.90%	1,832,524	18,006	3.94%
Seasoned SFR mortgage loan pools	84,128	1,208	5.70%	151,759	2,121	5.61%
Commercial real estate, multifamily, and construction	2,494,284	28,659	4.56%	2,394,487	27,038	4.53%
Commercial and industrial, SBA, and lease financing	1,553,816	20,141	5.14%	1,565,583	18,991	4.87%
Other consumer	114,569	1,363	4.72%	119,644	1,425	4.78%

Gross loans and leases	6,268,915	71,125	4.50%	6,639,666	72,457	4.38%
Securities	2,791,585	24,337	3.46%	3,004,551	24,996	3.34%
Other interest-earning assets	519,593	2,206	1.68%	517,349	1,783	1.38%

Total interest-earning assets	9,580,093	97,668	4.04%	10,161,566	99,236	3.92%
Allowance for loan and lease losses	(42,696)			(42,896)
BOLI and non-interest earning assets	563,784			578,333

Total assets	$10,101,181			$10,697,003

Interest-bearing liabilities
Savings	$968,158	2,263	0.93%	$1,002,797	2,262	0.90%
Interest-bearing checking	2,037,729	3,871	0.75%	2,013,751	3,609	0.72%
Money market	1,935,262	5,095	1.04%	2,359,173	5,482	0.93%
Certificates of deposit	1,560,078	4,239	1.08%	1,606,270	3,589	0.90%

Total interest-bearing deposits	6,501,227	15,468	0.94%	6,981,991	14,942	0.86%
FHLB advances	962,391	3,352	1.38%	990,780	2,774	1.12%
Securities sold under repurchase agreements	88,810	500	2.23%	34,298	180	2.11%
Long-term debt and other interest-bearing liabilities	173,772	2,395	5.47%	240,201	3,044	5.08%

Total interest-bearing liabilities	7,726,200	21,715	1.12%	8,247,270	20,940	1.02%
Noninterest-bearing deposits	1,178,062			1,261,338
Non-interest-bearing liabilities	191,457			174,128

Total liabilities	9,095,719			9,682,736
Total stockholders’ equity	1,005,462			1,014,267

Total liabilities and stockholders’ equity	$10,101,181			$10,697,003

Net interest income/spread		$75,953	2.92%		$78,296	2.90%

Net interest margin			3.15%			3.09%
Ratio of interest-earning assets to interest-bearing liabilities	123.99%			123.21%
Total deposits	$7,679,289	$15,468	0.80%	$8,243,329	$14,942	0.73%
Total funding (2)	$8,904,262	$21,715	0.97%	$9,508,608	$20,940	0.88%

(1)	Includes loans held-for-sale of discontinued operations
(2)

Total funding is the sum of interest-bearing liabilities and noninterest-bearing deposits. The cost of total funding is calculated as annualized total interest expense divided by average total funding.

Banc of California, Inc.

Average Balance, Average Yield Earned, and Average Cost Paid, Continued

(Dollars in thousands)

(Unaudited)

	Six Months Ended
	June 30, 2018			June 30, 2017
	Average		Yield	Average		Yield
	Balance	Interest	/ Cost	Balance	Interest	/ Cost
Interest earning assets
Loans held-for-sale (1)	$75,826	$625	1.66%	$374,916	$6,062	3.26%
SFR mortgage	2,173,415	44,141	4.10%	2,160,241	42,038	3.92%
Seasoned SFR mortgage loan pools	—	—	—	153,240	4,266	5.61%
Commercial real estate, multifamily, and construction	2,923,019	65,175	4.50%	2,365,566	51,670	4.40%
Commercial and industrial, SBA, and lease financing	1,666,740	44,515	5.39%	1,537,326	38,527	5.05%
Other consumer	91,867	2,138	4.69%	120,649	2,667	4.46%

Gross loans and leases	6,930,867	156,594	4.56%	6,711,938	145,230	4.36%
Securities	2,401,639	43,086	3.62%	3,189,596	52,235	3.30%
Other interest-earning assets	399,662	4,587	2.31%	508,784	3,879	1.54%

Total interest-earning assets	9,732,168	204,267	4.23%	10,410,318	201,344	3.90%
Allowance for loan and lease losses	(52,095)			(42,095)
BOLI and non-interest earning assets	570,050			573,323

Total assets	$10,250,123			$10,941,546

Interest-bearing liabilities
Savings	$1,055,516	7,186	1.37%	$1,022,305	4,555	0.90%
Interest-bearing checking	1,899,085	8,291	0.88%	2,011,303	7,023	0.70%
Money market	1,105,359	6,523	1.19%	2,546,452	10,173	0.81%
Certificates of deposit	1,993,723	15,110	1.53%	1,770,916	7,151	0.81%

Total interest-bearing deposits	6,053,683	37,110	1.24%	7,350,976	28,902	0.79%
FHLB advances	1,769,520	16,931	1.93%	902,105	4,197	0.94%
Securities sold under repurchase agreements	74,477	961	2.60%	18,300	186	2.05%
Long-term debt and other interest-bearing liabilities	174,360	4,688	5.42%	242,110	6,016	5.01%

Total interest-bearing liabilities	8,072,040	59,690	1.49%	8,513,491	39,301	0.93%
Noninterest-bearing deposits	1,030,457			1,221,530
Non-interest-bearing liabilities	137,271			198,465

Total liabilities	9,239,768			9,933,486
Total stockholders’ equity	1,010,355			1,008,060

Total liabilities and stockholders’ equity	$10,250,123			$10,941,546

Net interest income/spread		$144,577	2.74%		$162,043	2.97%

Net interest margin			3.00%			3.14%

Ratio of interest-earning assets to interest-bearing liabilities	120.57%			122.28%

Total deposits	$7,084,140	$37,110	1.06%	$8,572,506	$28,902	0.68%
Total funding (2)	$9,102,497	$59,690	1.32%	$9,735,021	$39,301	0.81%

(1)	Includes loans held-for-sale of discontinued operations
(2)

Total funding is the sum of interest-bearing liabilities and noninterest-bearing deposits. The cost of total funding is calculated as annualized total interest expense divided by average total funding.

Banc of California, Inc.

Consolidated Operations

Non-GAAP Measures

(Dollars in thousands, except per share data)

(Unaudited)

Under Item 10(e) of SEC Regulation S-K, public companies disclosing financial measures in filings with the SEC that are not calculated in accordance with GAAP must also disclose, along with each non-GAAP financial measure, certain additional information, including a presentation of the most directly comparable GAAP financial measure, a reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measure, as well as a statement of the reasons why the company’s management believes that presentation of the non-GAAP financial measure provides useful information to investors regarding the company’s financial condition and results of operations and, to the extent material, a statement of the additional purposes, if any, for which the company’s management uses the non-GAAP financial measure.

Return on average tangible common equity and efficiency ratio, as adjusted, tangible common equity to tangible assets, and tangible common equity per common share and tangible common equity per common share and per common share issuable under purchase contracts constitute supplemental financial information determined by methods other than in accordance with GAAP. These non-GAAP measures are used by management in its analysis of the Company’s performance.

Tangible common equity is calculated by subtracting preferred stock, goodwill, and other intangible assets from stockholders’ equity. Tangible assets is calculated by subtracting goodwill and other intangible assets from total assets. Banking regulators also exclude goodwill and other intangible assets from stockholders’ equity when assessing the capital adequacy of a financial institution.

Adjusted efficiency ratio is calculated by subtracting loss on investments in alternative energy partnerships from noninterest expense and adding total pre-tax return, which includes the loss on investments in alternative energy partnerships, to the sum of net interest income and noninterest income (total revenue). Management believes the presentation of these financial measures adjusting the impact of these items provides useful supplemental information that is essential to a proper understanding of the financial results and operating performance of the Company.

This disclosure should not be viewed as a substitute for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.

The following tables provide reconciliations of the non-GAAP measures with financial measures defined by GAAP.

	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Tangible common equity to tangible assets ratio
Total assets	$10,319,280	$10,329,319	$10,327,852	$10,280,028	$10,365,768
Less goodwill	(37,144)	(37,144)	(37,144)	(37,144)	(37,144)
Less other intangible assets	(7,683)	(8,510)	(9,353)	(10,219)	(11,135)

Tangible assets	$10,274,453	$10,283,665	$10,281,355	$10,232,665	$10,317,489

Total stockholders’ equity	$988,688	$993,756	$1,012,308	$1,013,908	$1,006,292
Less goodwill	(37,144)	(37,144)	(37,144)	(37,144)	(37,144)
Less other intangible assets	(7,683)	(8,510)	(9,353)	(10,219)	(11,135)

Tangible equity	943,861	948,102	965,811	966,545	958,013
Less preferred stock	(269,071)	(269,071)	(269,071)	(269,071)	(269,071)

Tangible common equity	$674,790	$679,031	$696,740	$697,474	$688,942

Total stockholders’ equity to total assets	9.58%	9.62%	9.80%	9.86%	9.71%
Tangible equity to tangible assets	9.19%	9.22%	9.39%	9.45%	9.29%
Tangible common equity to tangible assets	6.57%	6.60%	6.78%	6.82%	6.68%
Common stock outstanding	50,142,955	50,079,736	50,083,345	50,096,056	49,991,395
Class B non-voting non-convertible common stock outstanding	403,778	508,107	508,107	430,694	355,173

Total common stock outstanding	50,546,733	50,587,843	50,591,452	50,526,750	50,346,568

Tangible common equity per common stock	$13.35	$13.42	$13.77	$13.80	$13.68
Book value per common stock	$14.24	$14.33	$14.69	$14.74	$14.64

Banc of California, Inc.

Consolidated Operations

Non-GAAP Measures, Continued

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended					Six Months Ended
	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	June 30, 2018	June 30, 2017
Return on tangible common equity
Average total stockholders’ equity	$1,000,856	$1,019,961	$1,014,368	$1,005,462	$1,014,267	$1,010,355	$1,008,060
Less average preferred stock	(269,071)	(269,071)	(269,071)	(269,071)	(269,071)	(269,071)	(269,071)
Less average goodwill	(37,144)	(37,144)	(37,144)	(37,144)	(37,144)	(37,144)	(38,177)
Less average other intangible assets	(8,110)	(8,972)	(9,788)	(10,760)	(11,808)	(8,539)	(12,495)

Average tangible common equity	$686,531	$704,774	$698,365	$688,487	$696,244	$695,601	$688,317

Net income	$14,780	$8,558	$11,302	$16,949	$12,257	$23,338	$29,458
Less preferred stock dividends	(5,113)	(5,113)	(5,113)	(5,112)	(5,113)	(10,226)	(10,226)
Add amortization of intangible assets	827	843	866	916	1,056	1,670	2,146
Add impairment on intangible assets	—	—	—	—	—	—	336
Less tax effect on amortization and impairment of intangible assets	(174)	(177)	(303)	(321)	(370)	(351)	(869)

Net income available to common stockholders	$10,320	$4,111	$6,752	$12,432	$7,830	$14,431	$20,845

Return on average equity	5.92%	3.40%	4.42%	6.69%	4.85%	4.66%	5.89%
Return on average tangible common equity	6.03%	2.37%	3.84%	7.16%	4.51%	4.18%	6.11%
Effective tax rate utilized for calculating tax effect on amortization and impairment of intangible assets	21.00%	21.00%	35.00%	35.00%	35.00%	21.00%	35.00%

	Three Months Ended					Six Months Ended
	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	June 30, 2018	June 30, 2017
Adjusted efficiency ratio including the pre-tax effect of investments in alternative energy partnerships
Noninterest expense	$62,554	$59,812	$66,424	$79,008	$98,216	$122,366	$222,831
Gain (loss) on investments in alternative energy partnerships	(1,808)	34	(3,995)	(8,348)	(9,761)	(1,774)	(18,443)

Adjusted noninterest expense	$60,746	$59,846	$62,429	$70,660	$88,455	$120,592	$204,388

Net interest income	$72,953	$71,624	$73,246	$75,953	$78,296	$144,577	$162,043
Noninterest income	9,168	10,452	6,429	18,827	19,817	19,620	79,521

Total revenue	82,121	82,076	79,675	94,780	98,113	164,197	241,564
Tax credit from investments in alternative energy partnerships	1,912	7,323	4,908	8,777	15,681	9,235	24,510
Deferred tax expense on investments in alternative energy partnerships	(211)	(769)	(859)	(1,536)	(2,744)	(980)	(4,289)
Tax effect on tax credit and deferred tax expense	631	2,422	3,004	3,804	8,584	3,053	13,724
Gain (loss) on investments in alternative energy partnerships	(1,808)	34	(3,995)	(8,348)	(9,761)	(1,774)	(18,443)

Total pre-tax adjustments for investments in alternative energy partnerships	524	9,010	3,058	2,697	11,760	9,534	15,502

Adjusted total revenue	$82,645	$91,086	$82,733	$97,477	$109,873	$173,731	$257,066

Efficiency ratio	76.17%	72.87%	83.37%	83.36%	100.10%	74.52%	92.25%
Adjusted efficiency ratio including the pre-tax effect of investments in alternative energy partnerships	73.50%	65.70%	75.46%	72.49%	80.51%	69.41%	79.51%
Effective tax rate utilized for calculating tax effect on tax credit and deferred tax expense	27.07%	26.98%	42.59%	34.44%	39.89%	27.00%	40.43%